UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Penske Automotive Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Online Go to www.envisionreports.com/pag or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., Eastern Daylight Time, on May 12, 2020. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Penske Automotive Group Stockholder Meeting to be Held on May 13, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement and annual report to stockholders are available at: www.envisionreports.com/pag Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/pag. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 1, 2020 to facilitate timely delivery. 02ZTCB

Stockholder Meeting Notice Penske Automotive Group (“PAG”) Annual Meeting of Stockholders will be held on May 13, 2020 at PAG’s Headquarters, 2555 Telegraph Road, Bloomfield Hills, Michigan, at 8:00 a.m. Eastern Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Directors: 01 - John D. Barr 02 - Lisa Davis 03 - Wolfgang Dürheimer 04 - Michael R. Eisenson 05 - Robert H. Kurnick, Jr. 06 - Kimberly J. McWaters 07 - Greg Penske 08 - Roger S. Penske 09 - Sandra E. Pierce 10 - Greg C. Smith 11 - Ronald G. Steinhart 12 - H. Brian Thompson 13 - Masashi Yamanaka 2. Approval of our 2020 Equity Incentive Plan. 3. Ratification of Deloitte & Touche LLP as our independent auditor for 2020. 4. Approval, by non-binding vote, of executive compensation. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet - Go to www.envisionreports.com/pag. Click Cast Your Vote or Request Materials. — Phone - Call us free of charge at 1-866-641-4276. — Email - Send an email to investorvote@computershare.com with “Proxy Materials Penske Automotive Group” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 1, 2020.

PENSKE Automotive

VOTE

Your vote matters - here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Eastern Daylight Time, on May 12, 2020.

Online
Go to www.envisionreports.com/pag or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/pag

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - John D. Barr	☐	☐	02 - Lisa Davis	☐	☐	03 - Wolfgang Dürheimer	☐	☐
04 - Michael R. Eisenson	☐	☐	05 - Robert H. Kurnick, Jr.	☐	☐	06 - Kimberly J. McWaters	☐	☐
07 - Greg Penske	☐	☐	08 - Roger S. Penske	☐	☐	09 - Sandra E. Pierce	☐	☐
10 - Greg C. Smith	☐	☐	11 - Ronald G. Steinhart	☐	☐	12 - H. Brian Thompson	☐	☐
13 - Masashi Yamanaka	☐	☐						

	For	Against	Abstain		For	Against	Abstain
2. Approval of our 2020 Equity Incentive Plan	☐	☐	☐	3. Ratification of Deloitte & Touche LLP as our independent auditor for 2020	☐	☐	☐
4. Approval, by non-binding vote, of executive compensation.	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

0377QA

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/pag IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Penske Automotive Group, Inc. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby revokes all prior proxies and appoints Robert H. Kurnick, Jr. and Shane M. Spradlin and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares of Common Stock, par value $0.0001 per share, of Penske Automotive Group, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on May 13, 2020 at 8:00 a.m., Eastern Daylight Time, at our corporate headquarters, 2555 Telegraph Road, Bloomfield Hills, Michigan 48302, and at any postponements or adjournments thereof, on any matter properly coming before the meeting, and specifically the matters described on the reverse side hereof. THE PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, FOR RATIFICATION OF OUR AUDITORS, FOR APPROVAL OF OUR EXECUTIVE COMPENSATION, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. THE PROPOSALS HEREIN ARE PROPOSED BY THE BOARD OF DIRECTORS. CONTINUED AND TO BE SIGNED ON REVERSE SIDE C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting